UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund

Advisor Class (GAVAX)

Institutional Class (GAVIX)

ANNUAL REPORT

AUGUST 31, 2018

KL Allocation Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

 www.knowledgeleadersfunds.com

Dear Shareholders,

In this eighth annual letter, I’d like to take the opportunity to thank you for continued support of the fund. Each new year as we write this letter, we are pleased the market again has continued to validate the Knowledge Leaders Strategy with attractive risk-adjusted returns. Our strategy is based on the Knowledge Effect, a market inefficiency through which highly innovative companies tend to generate excess returns in the stock market. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by combining this equity strategy with a multi-asset approach aimed at limiting downside exposure and volatility.

This reporting period, while we continued to achieve our second objective of capital preservation, we fell behind in the first objective, capital appreciation. With new threats of trade wars came uncertainty. This interrupted our strategic plan for navigating the last few years’ economic transition and challenged many of our hypotheses, introducing a wider possible range of outcomes for asset prices and economies than previously thought. Below, I’ll recap the reporting period’s returns, and then I’ll discuss the reasons for the recent performance dip and why we believe we now are positioned to achieve our dual objectives moving forward.

Fund (as of 8/31/2018)	1Y (%)	5Y (%)	Since Inception (%) (9/30/10)
KL Allocation Fund (GAVIX)	-0.81	6.03	7.36
KL Allocation Fund (GAVAX)	-1.09	5.77	7.06
Benchmark
MSCI All Country World Index	11.41	9.67	9.28
Custom Index	6.17	6.56	6.47

As of 6/30/2018, the 1-year, 5-year and since inception annualized total returns for the KL Allocation Fund Advisor Class were 5.47%, 6.25% and 7.59% and Institutional Class were 5.75%, 6.51% and 7.88%, respectively. The MSCI All Country World Index’s 1-year, 5-year and since inception annualized total return as of 6/30/2018 were 10.73%, 9.41% and 8.97%. Based on the current prospectus, the total annual operating expenses of the Fund are 1.45% and 1.20% for the Advisor and Institutional Classes, respectively. The inception date for the KL Allocation Fund is 09/30/10.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.KnowledgeLeadersFunds.com

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets for Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2018. The Fund’s advisor is permitted to seek reimbursement from the Fund of fees waived for a period of three years from the date of the waiver or payment.

Since inception, the fund’s annualized total return of 7.36% (GAVIX) trailed the benchmark MSCI All Country World Index by 1.92% as of 8/31/18. While performance did not contribute the capital appreciation we strive for, the fund’s risk-adjusted returns continue to stand out. Since inception through 8/31/2018, the KL Allocation Fund has delivered 2.95% annualized alpha (relative to the MSCI All Country World Index, net return, USD), max loss of -9.70% and a standard deviation of 7.01%. These risk metrics bested those of the average fund in the Morningstar World Allocation category as well as the fund’s equity benchmark, the MSCI All Country World Index. The average fund in the Morningstar World Allocation category has delivered an annualized alpha of -0.73% (relative to the MSCI ACWI, net return, USD), a max loss of – 15.97% and a standard deviation of 8.66% since the fund’s inception through 8/31/18. Meanwhile, our equity benchmark has turned in 0% annualized alpha, a max loss of -20.47% and a standard deviation of 11.86% since inception as of 8/31/18. Indeed, since inception the fund ranked in the top decile of funds in the Morningstar World Allocation category for alpha, correlation, max drawdown, overall up/down capture ratio, Sharpe ratio and Treynor ratio (GAVIX, as of 8/31/2018, among 319 funds). We believe this validates our investment hypothesis that highly innovative companies generate excess returns and also illustrates how our asset allocation decisions have added value over the long-term.

370 17th Street, Suite 4930 | T. 303.763.1810 | F. 303.763.1811 | www.KnowledgeLeadersCapital.com

Still, last year’s performance trailed the benchmark, a result of our overweights to late cyclical equities and foreign companies, underweight to technology, and our gold and fixed income allocations. The US economy entered a new phase of economic growth in 2016. This suggested to us the focus of equities should be on later cyclicals and foreign companies, with reductions to US equities and growth-oriented stocks. Deflation hedges became less important, while inflation hedges became more important. This has been the general strategic shift we’ve been managing over the last two years. We have been moving from a deflationary boom driven by a long stretch of extraordinary monetary policy, with low growth, low resource utilization and low energy prices, to an inflationary boom driven by fiscally stimulated demand, tight resource utilization and rising energy prices. We believe growth is accelerating, adding to inflation pressures and pushing the output gap further positive. In our work, all signs point to the US economy being well into an inflation boom. This has asset allocation ramifications. To us it means that the growth portion of a portfolio should be directed toward cyclical stocks rather than counter-cyclical stocks, and that the dominant risk to hedge is inflation, not deflation. Another important consideration in our asset allocation work is the state of the US dollar. USD bull markets favor one type of asset allocation and USD bear markets favor a different asset allocation.

To summarize:

1)	By mid-2015 the output gap closed, telling us the economy was moving into an inflation boom.

2)	By the end of 2015 the Fed raised interest rates, validating the closing of the output gap.

3)	By mid-2015 US net national savings peaked, telegraphing the end of the USD bull market that began in 2008.

4)	By the end of 2016, the USD peaked validating our expectations for the end of the USD bull market.

5)	By the end of 2017, new deficit financed fiscal stimulus was put in place, suggesting a further deterioration in net national savings, and a related further drop in the USD.

And then a trade war with China began. To the US, the global economic order takes on a wider dimension. Economic size equals military size, which equals geopolitical dominance. This Thucydides Trap dynamic is the broader backdrop for the trade war with China. Given the size and trading importance of China to the global economy, a financial panic in China would surely have ripples out into the global financial markets and real economies. It is possible that: 1) a financial panic starts outside of the US, 2) this spreads to the US and 3) this causes a weak global economy at a minimum and a global recession in the worst-case scenario. A scenario like this also introduces a much wider range of outcomes for the continued inflation boom in the US. An escalation of trade tensions, even absent a financial crisis, may trigger higher inflation. The Fed could respond by raising interest rates, potentially causing a premature end to the current business cycle. Higher inflation could slow the economy, tipping the backdrop into something that looks more like an inflationary bust. A financial panic could occur outside the US, infecting US risk markets, setting up a deflationary bust environment as investors stampede into US Treasuries. While we have tried to navigate the fund through the transition to a late cycle economic environment, the trade war has challenged many of our hypotheses.

370 17th Street, Suite 4930 | T. 303.763.1810 | F. 303.763.1811 | www.KnowledgeLeadersCapital.com

Historically, the fund has a consistent record of avoiding drawdowns in the equity market. We try to adjust equity exposure and stock selection in an effort to help mitigate drawdowns. Currently, we believe the risk of a pull-back in global equity markets is high with the backdrop of the trade war. We think the range of possible outcomes to the trade war are much more uncertain than the markets seem to think. This wider dispersion of possible outcomes calls for a more conservative stance toward risk assets.

In response, we recently reduced equity exposure, reflecting our adherence to our sell discipline, shedding stocks that are underperforming. Our overweight to late cyclicals continues to be a feature of the portfolio, but we have pared back some exposure as stocks have underperformed recently, favoring an overweight to the U.S., and Japan and Australia to a lesser extent. The equity allocation of the fund was reduced during the first and third quarters of 2018. It now stands at 42% of assets. Having significantly reduced equity exposure this year, with the backdrop of rapidly declining breadth, we are prepared for a risk-off phase in equity markets where the divergence between US stocks and foreign stocks closes.

From a sector perspective, the fund remains underweight technology and overweight “late cyclicals.” Current technology exposure, as of 8/31/2018, is 7% of fund assets. We have been consistently reducing exposure to this area of the market over the last few years as valuations have risen, even though the US technology sector has been the best performing region-sector over the last decade. Looking at our price-to-intangible-adjusted-cash flow ratio, valuations are the highest in over 15 years, having more than tripled off the 2009 lows. Our price-to-intangible-adjusted-book value ratio is also at a reading in excess of anything seen in the last 15 years.

Our weightings in the energy and materials sectors, “late cycle” groups, have increased over the last year. Currently, late cyclicals represent 26% of fund assets and 62% of equity exposure. We remain committed to late cyclical stocks, seeing greater value, earnings momentum and macro-economic catalysts. The energy sector in particular is extremely attractive. Capital spending among the global mid/large cap energy companies we track has fallen by over 50% over the last three years. The energy companies we identify as Knowledge Leaders have been the most innovative in the world, spending the most on research and development and firm-specific resources. Energy is a focus for the fund, with 16% of fund assets currently invested in energy companies.

Gold is an ideal inflation hedge because regardless of the growth backdrop it serves as an inflation hedge and does best when growth slows. And, gold—and commodities in general—is historically very cheap. Gold could be seen as the anthesis to US stocks. Its value is simply a function of scarcity and it doesn’t provide any income. Our allocation to gold, serves as an inflation hedge. The value of this hedge has been set back by the trade war concerns. We still believe in the need for an inflation hedge but given the wider set of possible economic outcomes introduced by the trade war, we have reduced exposure to 5%.

In the first quarter equity sell-off, long duration US Treasuries failed to provide any diversification to equity exposure. Our take-away was that the forces pushing term premiums higher were dominating fixed income performance. Chief among these forces was the reduction in the momentum of foreign quantitative easing. As the European Central Bank and Bank of Japan slowed asset purchases earlier in the year, interest rates in Europe and Japan rose, pushing US rates higher. While we still haven’t seen a surge in term premiums, we think a better fixed income approach right now is to focus on floating rate notes (FRNs). US Treasury FRNs have an almost zero duration and capture short-term interest rates, which are now a rival to equity dividend yields. Given rate uncertainty, rise in short rates and flatness of yield curve, we see more value in Treasury FRNs compared to treasury inflation protected securities (TIPS). FRNs are also a hedge to short rates rising more than expected, something TIPS don’t offer, and our allocation is now at 23% of assets. The rest of the portfolio, 29%, is now in cash, reflecting our risk averse stance.

370 17th Street, Suite 4930 | T. 303.763.1810 | F. 303.763.1811 | www.KnowledgeLeadersCapital.com

We continue to be guided by our bottoms-up work on company innovation, always looking for innovative companies that are structurally undervalued by the market. Our focus is on capital appreciation and capital preservation, and I thank you for your continued trust in the KL Allocation Fund. Should you have any questions, I encourage you to reach out to me personally to discuss them.

Steven Vannelli, CFA

Portfolio Manager

The views in this letter were as of 8/31/18 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Important Information and Investment Risks

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-US issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund’s investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund.

Past performance does not guarantee future results or performance. Current fund rankings may be lower or higher.

The Custom Index is comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays US Treasury Bond Index.

Allocations and holdings are subject to change. There are no guarantees the strategies will be successful or the fund’s investment objective will be met.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than-expected portfolio performance. Max Drawdown is the maximum single period loss incurred over the interval being measured. Standard deviation is a calculation used to measure variability of a portfolio’s performance. Up/Down Capture Ratio shows whether a fund has outperformed a broad market benchmark during periods of market strength and weakness. Treynor Ratio is a risk-adjusted measure of return based on systematic risk. It is similar to the Sharpe ratio, with the difference being that the Treynor ratio uses beta as the measurement of volatility. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and the risk-free return of 90-day Treasury Bills) to determine reward per unit of risk. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. Indexes are unmanaged and do not reflect fees or expenses. An investor cannot invest directly in an index. The Morningstar World Allocation Category portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the US, Canada, Japan, and the larger markets in Europe with less than 50% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-US stocks or bonds.

370 17th Street, Suite 4930 | T. 303.763.1810 | F. 303.763.1811 | www.KnowledgeLeadersCapital.com

The Morningstar percentile ranking is based on the fund’s alpha relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 98 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 79% in the 3 year period among 458 peers, and 15% in the 5 year period among 422 peers. The Morningstar percentile ranking is based on the fund’s correlation relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 24 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 14% in the 3 year period among 458 peers, and 20% in the 5 year period among 422 peers. The Morningstar percentile ranking is based on the fund’s max drawdown relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 98 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 88% in the 3 year period among 458 peers, and 37% in the 5 year period among 422 peers. The Morningstar percentile ranking is based on the fund’s overall up/down capture ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 97 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 70% in the 3 year period among 458 peers, and 8% in the 5 year period among 422 peers. The Morningstar percentile ranking is based on the fund’s Sharpe ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 95 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 90% in the 3 year period among 458 peers, and 43% in the 5 year period among 422 peers. The Morningstar percentile ranking is based on the fund’s Treynor ratio relative to all funds that have the same category for the same time period. The KL Allocation Fund was in the 96 percentile for the 1 year period among 493 peers in the Morningstar World Allocation Category, 86% in the 3 year period among 458 peers, and 17% in the 5 year period among 422 peers. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Rankings listed are for the period August 31, 2018. Ratings for other share classes may differ due to different performance characteristics. The Fund’s ratings reflects fee waivers in effect; in their absence, ratings may have been lower. Multiple share classes of a fund have a common portfolio but impose different expense structures.

©2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

370 17th Street, Suite 4930 | T. 303.763.1810 | F. 303.763.1811 | www.KnowledgeLeadersCapital.com

KL Allocation Fund

FUND PERFORMANCE at August 31, 2018 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index, the Bloomberg Barclays U.S. Treasury Bond Index and the Custom Index. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. The Bloomberg Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Custom Index is composed of a 60% weighting in the MSCI All Country World Index and a 40% weighting in the Bloomberg Barclays U.S. Treasury Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	-1.09%	5.77%	7.06%	09/30/10
Institutional Class	-0.81%	6.03%	7.36%	09/30/10
MSCI All Country World Index	11.41%	9.67%	9.28%	09/30/10
Bloomberg Barclays U.S. Treasury Bond Index	-1.54%	1.67%	1.81%	09/30/10
Custom Index	6.17%	6.56%	6.47%	09/30/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 998-9890.

Expense ratios for the Advisor and Institutional Class shares were 1.45% and 1.20%, respectively, which were stated in the current prospectus dated January 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KL Allocation Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2018

Number of Shares		Value
	Common Stocks – 42.1%
	Consumer Discretionary – 0.5%
438,213	PRADA S.p.A.	$1,978,725

	Energy – 16.0%
41,682	Chevron Corp.	4,937,650
103,543	Diamond Offshore Drilling, Inc.*	1,803,719
241,360	Empresas COPEC S.A.	3,680,109
274,409	Ensco PLC - Class A1	1,876,958
16,955	EOG Resources, Inc.	2,004,590
243,766	Equinor A.S.A.	6,252,612
168,489	Forum Energy Technologies, Inc.*	2,013,443
646,600	Inpex Corp.	7,069,531
98,738	Marathon Oil Corp.	2,123,854
63,288	Murphy Oil Corp.	1,951,169
143,524	National Oilwell Varco, Inc.	6,755,675
302,658	Oil Search Ltd.	1,953,634
875,806	Origin Energy Ltd.*	5,012,242
65,868	Parsley Energy, Inc. - Class A*	1,829,154
152,403	Royal Dutch Shell PLC - B Shares	5,045,067
109,924	Suncor Energy, Inc.	4,524,994
		58,834,401
	Health Care – 8.4%
76,646	Baxter International, Inc.	5,700,163
23,291	Becton, Dickinson and Co.	6,099,214
34,602	Cochlear Ltd.	5,380,556
75,100	Hoya Corp.	4,388,092
24,125	Laboratory Corp. of America Holdings*	4,170,489
25,806	Waters Corp.*	4,889,721
		30,628,235
	Industrials – 4.9%
753,700	Fuji Electric Co., Ltd.	6,071,356
53,054	Hillenbrand, Inc.	2,713,712
143,900	Kurita Water Industries Ltd.	4,271,355
20,761	Schindler Holding A.G.	4,948,602
		18,005,025
	Information Technology – 7.0%
100,626	Cisco Systems, Inc.	4,806,904
80,492	FLIR Systems, Inc.	5,050,068
78,094	Intel Corp.	3,782,092
21,258	Intuit, Inc.	4,665,493
43,454	Microsoft Corp.	4,881,188

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2018

Number of Shares		Value
	Common Stocks (Continued)
	Information Technology (Continued)
62,165	Teradata Corp.*	$2,577,983
		25,763,728
	Materials – 5.3%
163,900	Asahi Kasei Corp.	2,401,715
237,355	BHP Billiton PLC	5,078,344
47,005	Celanese Corp.	5,491,594
614,023	Formosa Plastics Corp.	2,250,937
78,123	Rio Tinto Ltd.	4,082,300
		19,304,890
	Total Common Stocks (Cost $128,500,185)	154,515,004

	Exchange-Traded Funds – 4.1%
12,990	ZKB Gold ETF - Class AA USD - ETF*1	15,013,286

	Total Exchange-Traded Funds (Cost $16,656,991)	15,013,286

	Mutual Funds – 1.0%
398,378	Sprott Physical Gold Trust*1	3,844,348

	Total Mutual Funds (Cost $4,235,236)	3,844,348

Principal Amount
	Government Bonds – 9.2%
	Australia – 2.1%
$11,000,000	Australia Government Bond 1.750%, 11/21/2020	7,871,319

	Canada – 7.1%
	Canadian Government Bond
12,600,000	1.750%, 9/1/2019	8,150,858
10,700,000	1.750%, 5/1/2020	8,160,533
10,700,000	1.750%, 8/1/2020	9,638,276
		25,949,667
	Total Government Bonds (Cost $34,427,696)	33,820,986

	U.S. Treasury Securities – 14.2%
	United States Treasury Floating Rate Note
13,000,000	2.161% (U.S. Treasury 3 Month Bill Money Market Yield+7.00 basis points), 4/30/2019[2]	13,010,556
13,000,000	2.139% (U.S. Treasury 3 Month Bill Money Market Yield+4.80 basis points), 10/31/2019[2]	13,010,127

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2018

Principal Amount		Value

	U.S. Treasury Securities (Continued)
$13,000,000	2.091% (U.S. Treasury 3 Month Bill Money Market Yield+0.00 basis points), 1/31/2020[2]	$12,999,909
13,000,000	2.124% (U.S. Treasury 3 Month Bill Money Market Yield+3.30 basis points), 4/30/2020[2]	13,004,043

	Total U.S. Treasury Securities (Cost $52,040,601)	52,024,635

Number of Shares
	Short-Term Investments – 22.0%
80,928,033	Fidelity Institutional Government Portfolio - Class I, 1.80%[3]	80,928,033

	Total Short-Term Investments (Cost $80,928,033)	80,928,033

	Total Investments – 92.6% (Cost $316,788,742)	340,146,292
	Other Assets in Excess of Liabilities – 7.4%	26,995,540

	Total Net Assets – 100.0%	$367,141,832

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Floating rate security.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

KL Allocation Fund

SUMMARY OF INVESTMENTS

As of August 31, 2018

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	21.3%
Japan	6.6%
Australia	4.8%
Norway	1.7%
United Kingdom	1.6%
Netherlands	1.4%
Switzerland	1.4%
Canada	1.2%
Chile	1.0%
Taiwan	0.6%
Italy	0.5%
Total Common Stocks	42.1%
Exchange-Traded Funds
Switzerland	4.1%
Total Exchange-Traded Funds	4.1%
Mutual Funds
Canada	1.0%
Total Mutual Funds	1.0%
Government Bonds
Canada	7.1%
Australia	2.1%
Total Government Bonds	9.2%
U.S. Treasury Securities	14.2%
Short-Term Investments	22.0%
Total Investments	92.6%
Other Assets in Excess of Liabilities	7.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2018

Assets:
Investments, at value (cost $316,788,742)	$340,146,292
Receivables:
Investment securities sold	27,002,821
Fund shares sold	72,199
Dividends and interest	823,336
Prepaid expenses	33,586
Total assets	368,078,234

Liabilities:
Payables:
Fund shares redeemed	375,060
Advisory fees	300,994
Shareholder servicing fees (Note 7)	45,819
Distribution fees - Advisor Class (Note 8)	8,587
Custody fees	55,461
Fund administration fees	35,910
Fund accounting fees	26,360
Auditing fees	18,278
Transfer agent fees and expenses	12,712
Trustees' deferred compensation (Note 3)	1,507
Trustees' fees and expenses	1,141
Chief Compliance Officer fees	990
Accrued other expenses	53,583
Total liabilities	936,402

Net Assets	$367,141,832

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$332,981,000
Accumulated net investment loss	(3,676,530)
Accumulated net realized gain on investments and foreign currency transactions	14,485,453
Net unrealized appreciation (depreciation) on:
Investments	23,357,550
Foreign currency translations	(5,641)
Net Assets	$367,141,832

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$35,415,024
Shares of beneficial interest issued and outstanding	2,520,203
Redemption price per share	$14.05

Institutional Class Shares:
Net assets applicable to shares outstanding	$331,726,808
Shares of beneficial interest issued and outstanding	23,284,220
Redemption price per share	$14.25

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $417,027)	$5,324,916
Interest	1,931,458
Total investment income	7,256,374

Expenses:
Advisory fees	4,130,110
Shareholder servicing fees (Note 7)	454,648
Fund administration fees	348,653
Custody fees	170,016
Fund accounting fees	146,802
Distribution fees - Advisor Class (Note 8)	125,355
Registration fees	79,929
Transfer agent fees and expenses	71,951
Shareholder reporting fees	60,808
Legal fees	31,043
Miscellaneous	22,753
Auditing fees	18,245
Chief Compliance Officer fees	14,692
Trustees' fees and expenses	10,101
Insurance fees	2,851
Net expenses	5,687,957
Net investment income	1,568,417

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,302,375
Foreign currency transactions	(4,790,094)
Net realized gain	16,512,281
Net change in unrealized appreciation/depreciation on:
Investments	(18,721,266)
Foreign currency translations	(58,385)
Net change in unrealized appreciation/depreciation	(18,779,651)
Net realized and unrealized loss	(2,267,370)

Net Decrease in Net Assets from Operations	$(698,953)

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	August 31, 2018	August 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,568,417	$3,173,611
Net realized gain on investments and foreign currency transactions	16,512,281	15,519,062
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	(18,779,651)	946,140
Net increase from reimbursement by affiliate (Note 3)	-	318,760
Net increase (decrease) in net assets resulting from operations	(698,953)	19,957,573

Distributions to Shareholders:
From net investment income:
Advisor Class	(128,650)	(181,401)
Institutional Class	(2,107,763)	(1,975,875)
From net realized gain:
Advisor Class	(1,499,404)	(1,989,472)
Institutional Class	(11,771,869)	(12,032,060)
Total distributions to shareholders	(15,507,686)	(16,178,808)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	6,458,982	13,384,367
Institutional Class	61,813,034	204,054,879
Reinvestment of distributions:
Advisor Class	1,614,669	2,044,769
Institutional Class	13,705,218	13,767,094
Cost of shares redeemed:
Advisor Class	(25,213,508)	(30,832,632)[1]
Institutional Class	(143,594,841)	(147,961,373)[2]
Net increase (decrease) in net assets from capital transactions	(85,216,446)	54,457,104

Total increase (decrease) in net assets	(101,423,085)	58,235,869

Net Assets:
Beginning of year	468,564,917	410,329,048
End of year	$367,141,832	$468,564,917

Accumulated net investment income (loss)	$(3,676,530)	$1,244,853

Capital Share Transactions:
Shares sold:
Advisor Class	435,063	953,667
Institutional Class	4,094,924	14,299,035
Shares reinvested:
Advisor Class	110,974	152,709
Institutional Class	930,429	1,016,772
Shares redeemed:
Advisor Class	(1,732,800)	(2,222,951)
Institutional Class	(9,638,285)	(10,497,186)
Net increase (decrease) in capital share transactions	(5,799,695)	3,702,046

[1]	Net of redemption fee proceeds of $5,958.
[2]	Net of redemption fee proceeds of $1,115.

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.65	$14.55	$13.90	$13.79	$12.91
Income from Investment Operations:
Net investment income[1]	0.02	0.06	- [2]	- [2]	- [2]
Net realized and unrealized gain (loss)	(0.16)	0.48	1.40	0.46	1.60
Net increase from reimbursement by affiliate (Note 3)	-	0.01	-	-	-
Total from investment operations	(0.14)	0.55	1.40	0.46	1.60

Less Distributions:
From net investment income	(0.04)	(0.04)	-	(0.03)	-
From net realized gain	(0.42)	(0.41)	(0.75)	(0.32)	(0.72)
Total distributions	(0.46)	(0.45)	(0.75)	(0.35)	(0.72)

Redemption fee proceeds[1]	- [3]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of year	$14.05	$14.65	$14.55	$13.90	$13.79

Total return[4]	(1.09)%	4.07%[5]	10.38%[6]	3.36%[6]	12.71%[6]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,415	$54,312	$70,186	$28,935	$31,888

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.46%	1.45%	1.44%	1.44%	1.45%
After fees waived and expenses absorbed/recovered	1.46%	1.45%	1.45%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.12%	0.46%	0.03%	0.06%	0.05%
After fees waived and expenses absorbed/recovered	0.12%	0.46%	0.02%	0.00%	0.00%
Portfolio turnover rate	87%	117%	104%	133%	66%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliate had 0.08% impact to the total return.
[6]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.85	$14.74	$14.04	$13.93	$13.00
Income from Investment Operations:
Net investment income[1]	0.06	0.10	0.04	0.04	0.03
Net realized and unrealized gain (loss)	(0.16)	0.48	1.41	0.46	1.62
Net increase from reimbursement by affiliate (Note 3)	-	0.01	-	-	-
Total from investment operations	(0.10)	0.59	1.45	0.50	1.65

Less Distributions:
From net investment income	(0.08)	(0.07)	-	(0.07)	-
From net realized gain	(0.42)	(0.41)	(0.75)	(0.32)	(0.72)
Total distributions	(0.50)	(0.48)	(0.75)	(0.39)	(0.72)

Redemption fee proceeds[1]	- [3]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of year	$14.25	$14.85	$14.74	$14.04	$13.93

Total return[4]	(0.81)%	4.31%[5]	10.64%[6]	3.59%[6]	13.02%[6]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$331,727	$414,253	$340,143	$165,031	$159,120

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.21%	1.20%	1.19%	1.19%	1.20%
After fees waived and expenses absorbed/recovered	1.21%	1.20%	1.20%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.37%	0.71%	0.28%	0.31%	0.30%
After fees waived and expenses absorbed/recovered	0.37%	0.71%	0.27%	0.25%	0.25%
Portfolio turnover rate	87%	117%	104%	133%	66%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Effective September 30, 2016, the Fund no longer imposes a redemption fee.
[4]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Payment by affiliate had 0.07% impact to the total return.
[6]	Total returns would have been lower/higher had fees not been waived/recovered by the Advisor.

See accompanying Notes to Financial Statements.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

Note 1 – Organization

KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to May 2, 2017 the Fund was known as Gavekal KL Allocation Fund. The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Short-Term Investments

The Fund invests a significant amount (22% as of August 31, 2018) in the Fidelity Institutional Government Portfolio - Class I (“FIGXX”). FIGXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2018 Annual report of the Fidelity Institutional Government Portfolio - Class I was 0.20%.

(e) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2015-2018 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for distribution, fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2018 are reported on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2018 are reported on the Statement of Operations.

During the year ended August 31, 2017, the Advisor voluntarily reimbursed the Fund $318,760 for commissions on investment transactions. This amount is reported on the Fund’s Statement of Changes under the caption “Reimbursement by affiliate”. This reimbursement had a positive 0.08% and 0.07% impact on the one year total return for the Advisor Class and the Institutional Class, respectively, for the year ended August 31, 2017.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

Note 4 – Federal Income Taxes

At August 31, 2018, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$317,371,681

Gross unrealized appreciation	$28,711,265
Gross unrealized depreciation	(5,936,654)
Net unrealized appreciation on investments	$22,774,611

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ (4,253,387)	$ 4,253,387

As of August 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	14,593,425
Tax distributable earnings	14,593,425

Accumulated capital and other losses	(3,201,563)

Net unrealized appreciation on investments	22,774,611
Net unrealized depreciation on foreign currency translations	(5,641)

Total accumulated earnings	$34,160,832

As of August 31, 2018, the Fund had $3,201,563 of qualified late-year losses which are deferred until fiscal year 2019 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,240,835	$4,568,499
Net long-term capital gains	13,266,851	11,610,309
Total distributions paid	$15,507,686	$16,178,808

Note 5 – Redemption Fee

Effective September 30, 2016, the Fund no longer imposes a redemption fee. For a portion of the fiscal year ended August 31, 2017, the Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase, and received $7,073 in redemption fees.

Note 6 – Investment Transactions

For the year ended August 31, 2018, purchases and sales of investments, excluding short-term investments, were $339,077,543 and $528,181,841, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2018, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stock
Consumer Discretionary	$-	$1,978,725	$-	$1,978,725
Energy	33,501,315	25,333,086	-	58,834,401
Health Care	20,859,587	9,768,648	-	30,628,235
Industrials	2,713,712	15,291,313	-	18,005,025
Information Technology	25,763,728	-	-	25,763,728
Materials	5,491,594	13,813,296	-	19,304,890
Exchange-Traded Funds	-	15,013,286	-	15,013,286
Mutual Funds	3,844,348	-	-	3,844,348
Government Bonds	25,949,667	7,871,319	-	33,820,986
U.S. Treasury Securities	-	52,024,635	-	52,024,635
Short-Term Investments	80,928,033	-	-	80,928,033
Total Investments	$199,051,984	$141,094,308	$-	$340,146,292

*	In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $81,198,354 of investment securities were classified as Level 2 instead of Level 1.
**	The Fund did not hold any Level 3 securities at period end.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2018

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended August 31, 2018, the Fund did not enter into forward contracts.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the KL Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2018

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

For the year ended August 31, 2018, the Fund designates $13,266,851 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

For the year ended August 31, 2018, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended August 31, 2018, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 14-15, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index (the “MSCI Index”), the Bloomberg Barclays U.S. Treasury Bond Index (the “Bloomberg Index”), and a custom index (which was comprised 60% of the MSCI Index and 40% of the Bloomberg Index) (the “Custom Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s World Allocation fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2017; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns and the returns of the Custom Index and the Bloomberg Index, but below the MSCI Index return by 1.36%. The Fund’s total return for the one-year period was above the Fund Universe median return, the Custom Index return and the Bloomberg Index return, the same as the Peer Group median return, and below the MSCI Index return by 7.83%. For the three-year period, the Fund’s annualized total return was above the Fund Universe median return and the Custom Index and Bloomberg Index returns, but below the Peer Group median return and the MSCI Index return by 0.14% and 1.69%, respectively. The Fund’s return in each of 2011, 2014 and 2015 was above the return of the MSCI Index. The Trustees noted the Investment Advisor’s explanation that the Fund’s fixed income exposure, early overweight positions in the energy sector, and recent underweight positions in technology stocks are primarily responsible for the Fund’s underperformance relative to the MSCI Index for the one-, three-, and five-year periods, and considered that the Custom Index provided a better basis of comparison for the Fund’s performance than the MSCI Index, due to the Custom Index’s allocation to fixed income.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.05% and 0.15%, respectively. The Trustees noted the Investment Advisor’s observation that the Fund’s advisory fee ranks in the 60th percentile of the Peer Group. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.20% and 0.33%, respectively. The Trustees noted the Investment Advisor’s observation that the Fund’s total expenses rank in the 70th percentile of the Peer Group. The Trustees also noted the Investment Advisor’s representation that the Fund’s total expenses do not appear to hinder the marketability of the Fund.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2017. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit realized by the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Trustees also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s compliance structure and the anticipated hiring of additional compliance and portfolio management personnel.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

KL Allocation Fund

EXPENSE EXAMPLE

For the Six Months Ended August 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/18	8/31/18	3/1/18 – 8/31/18
Advisor Class	Actual Performance	$ 1,000.00	$ 942.30	$ 7.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.77	7.50
Institutional Class	Actual Performance	1,000.00	944.30	6.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.03	6.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% and 1.23% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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KL Allocation Fund

A series of Investment Managers Series Trust

Investment Advisor

Knowledge Leaders Capital, LLC

370 17th Street, Suite 4930

Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2018	FYE 08/31/2017
Audit Fees	$ 15,450	$ 14,950
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2018	FYE 08/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 08/31/2018	FYE 08/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/8/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/8/18